Exhibit 10.2

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
AMONG
UNIVERSAL COMPRESSION PARTNERS, L.P.
UC OPERATING PARTNERSHIP, L.P.
UCO GP, LLC
UCO GENERAL PARTNER, LP
UNIVERSAL COMPRESSION, INC.
UCO COMPRESSION 2005 LLC
UCLP LEASING, L.P.
UCI MLP LP LLC
UCI GP LP LLC
UCLP OLP GP LLC
AND
UCLP LEASING GP LLC

TABLE OF CONTENTS

ARTICLE I DEFINITIONS	7

1.1 Terms	7

ARTICLE II CONTRIBUTIONS, CONVEYANCES, ACKNOWLEDGMENTS AND DISTRIBUTIONS	9

2.1 Contribution of Purchase Cash to OLP	9
2.2 Contribution of Purchase Cash to Leasing LP	9
2.3 Conveyance of UCO 2005 Compression Equipment and UCO 2005 CSAs to Leasing LP	9
2.4 Distribution of UCO 2005 CSAs to OLP	9
2.5 Contribution of UCI MLP Compression Equipment to OLP and Assumption of UCI MLP CSAs, GE Contract and Assumed Debt by OLP	9
2.6 Contribution of UCI MLP Compression Equipment to Leasing LP	10
2.7 Contribution of the Interest to GP	10
2.8 Contribution of the Interest by GP to MLP	10
2.9 Contribution of Remaining Interests in OLP and OLP GP to MLP	10
2.10 Redemption of Initial MLP Interests; Distribution to GP	10
2.11 Public Cash Contribution	10
2.12 Payment of Transaction Costs	10
2.13 Incurrence of New UCOP Debt by OLP	10
2.14 Repayment of Assumed Debt by OLP	11
2.15 Payment of Purchase Cash to OLP	11
2.16 Payment of Purchase Cash to Leasing LP	11
2.17 Payment of Purchase Cash to UCO 2005	11
2.18 Contribution of Limited Partner Interest in GP by UCI to LP LLC	11
2.19 Contribution of UCI Common Units and UCI Subordinated Unit by UCI to MLP LP LLC	11
2.20 Redemption of Common Unit	11

ARTICLE III ADDITIONAL TRANSACTIONS	11

3.1 Proration of 2006 Ad Valorem Taxes	11

ARTICLE IV TITLE MATTERS	12

4.1 Encumbrances	12
4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws	12

ARTICLE V FURTHER ASSURANCES	14

ARTICLE VI EFFECTIVE TIME	14

ARTICLE VII MISCELLANEOUS	14

7.1 Order of Completion of Transactions	14
7.2 Costs	14
7.3 Headings; References; Interpretation	14
7.4 Successors and Assigns	15

7.5 No Third Party Rights	15
7.6 Counterparts	15
7.7 Governing Law	15
7.8 Severability	15
7.9 Amendment or Modification	15
7.10 Integration	15
7.11 Bill of Sale; Assignment	16
EXHIBITS AND SCHEDULES
Exhibit A — UCO 2005 Bill of Sale
Exhibit B — Leasing LP Bill of Sale
Exhibit C — UCI Bill of Sale
Exhibit D — OLP Bill of Sale
Schedule A — UCI MLP Compression Equipment
Schedule B — UC0 2005 MLP Compression Equipment

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of October 20, 2006, is entered into by and among UNIVERSAL COMPRESSION PARTNERS, L.P., a Delaware limited partnership (“MLP”), UC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“OLP”), UCO GP, LLC, a Delaware limited liability company (“GP LLC”), UCO GENERAL PARTNER, LP, a Delaware limited partnership (“GP”), UNIVERSAL COMPRESSION, INC., a Texas corporation (“UCI”), UCO COMPRESSION 2005 LLC, a Delaware limited liability company (“UCO 2005”), UCLP LEASING, L.P., a Delaware limited partnership (“Leasing LP”), UCI MLP LP LLC, a Delaware limited liability company (“MLP LP LLC”), UCI GP LP LLC, a Delaware limited liability company (“LP LLC”), UCLP OLP GP LLC, a Delaware limited liability company (“OLP GP”), UCLP LEASING GP LLC, a Delaware limited liability company (“Leasing GP”). The parties to this agreement are collectively referred to herein as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in 1.1.
RECITALS
     WHEREAS, UCI and GP have formed MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act.
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:
          1. UCI formed GP LLC, under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), and contributed $1,000 in exchange for all of the member interests in GP LLC.
          2. GP LLC and UCI formed GP, under the terms of the Delaware LP Act, to which GP LLC contributed $0.01 and UCI contributed $999.99 in exchange for a 0.001% general partner interest and 99.999% limited partner interest, respectively.
          3. GP and UCI formed MLP, under the terms of the Delaware LP Act, to which GP contributed $20 and UCI contributed $980 in exchange for a 2% general partner interest and 98% limited partner interest (the “UCI MLP Interest”), respectively.
          4. UCI formed OLP GP, under the terms of the Delaware LLC Act, and contributed $1,000 in exchange for all of the member interests in OLP GP.
          5. OLP GP and UCI formed OLP, under the terms of the Delaware LP Act, to which OLP GP contributed $0.02 and UCI contributed $1,999.98 in exchange for a 0.001% general partner interest and 99.999% limited partner interest, respectively.

          6. OLP formed Leasing GP, under the terms of the Delaware LLC Act, and contributed $100 in exchange for all of the member interests in Leasing GP.
          7. Leasing GP and OLP formed Leasing LP, under the terms of the Delaware LP Act, to which Leasing GP contributed $0.01 and OLP contributed $999.99 in exchange for a 0.001% general partner interest and 99.999% limited partner interest, respectively.
          8. UCI formed MLP LP LLC, under the terms of the Delaware LLC Act, and contributed $1,000 in exchange for all of the member interests in MLP LP LLC.
          9. UCI formed LP LLC, under the terms of the Delaware LLC Act, and contributed $1,000 in exchange for all of the member interests in LP LLC.
          10. UCI formed UCI Leasing Holding GP LLC, a Delaware limited liability company (“Holding GP”), under the terms of the Delaware LLC Act, and contributed $1,000 in exchange for all of the member interests in Holding GP.
          11. UCI formed UCI Leasing Holding LP LLC, a Delaware limited liability company (“Holding LP”), under the terms of the Delaware LLC Act, and contributed $1,000 in exchange for all of the member interests in Holding LP.
          12. Holding GP and UCI formed UCI Compressor Holding, L.P., a Delaware limited partnership under the terms of the Delaware LP Act (“Compressor Holding LP”), to which Holding GP contributed $0.01 and UCI contributed $999.99 in exchange for a 0.001% general partner interest and 99.999% limited partner interest, respectively.
          13. UCI has conveyed all of its Compression Equipment, other than its Compression Equipment to be conveyed to the MLP set forth on Schedule A (the “UCI MLP Compression Equipment”), to Compressor Holding LP as a capital contribution (.001% on behalf of Holdings GP and 99.999% on its own behalf) pursuant to, and in accordance with, that certain Bill of Sale between UCI and Compressor Holding LP dated as of October 20, 2006.
          14. UCI has conveyed all of its limited partner interest in Compressor Holding LP to Holding LP as a capital contribution.
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:
          1. UCI will contribute to OLP the right to receive $44,176,100 as a capital contribution (of which 0.001% of such contribution will be made to OLP on behalf of OLP GP) (the “Purchase Cash”).
          2. OLP will contribute to Leasing LP the right to receive the Purchase Cash as a capital contribution (of which 0.001% of such contribution will be made to Leasing LP on behalf of Leasing GP).
          3. UCO 2005 will convey the Compression Equipment set forth on Schedule B hereto (the “UCO 2005 MLP Compression Equipment”) and the compression services agreements related thereto (the “UCO 2005 MLP CSAs”) to Leasing LP pursuant to, and in accordance with, that certain Bill of Sale between UCO 2005 and Leasing LP dated as of the date hereof in the form set forth as Exhibit A hereto (the “UCO 2005 Bill of Sale”) in exchange for a right to receive the Purchase Cash.
          4. Leasing LP will distribute the UCO 2005 MLP CSAs to OLP pursuant to, and in accordance with, that certain Bill of Sale between Leasing LP and OLP dated as of the date hereof in the form set forth as Exhibit B hereto (the “Leasing LP Bill of Sale”) as a distribution (of which 0.001% of such distribution shall be made to OLP on behalf of Leasing GP).
          5. UCI will contribute the UCI MLP Compression Equipment, the compression services agreements related thereto (the “UCI MLP CSAs”) and the GE Contract to OLP pursuant to, and in accordance with, that certain Bill of Sale between UCI and OLP dated as of the date hereof in the form set forth as Exhibit C hereto (the “UCI Bill of Sale”) as a capital contribution to OLP (of which 0.001% of such contribution shall be made to OLP on behalf of OLP GP) and in exchange for OLP’s assumption of $228,400,000 of UCI’s indebtedness under the UCI Credit Agreement (the “Assumed Debt”).
          6. OLP will contribute the UCI MLP Compression Equipment to Leasing LP pursuant to, and in accordance with, that certain Bill of Sale between OLP and Leasing LP dated as of the date hereof in the form set forth as Exhibit D hereto (the “OLP Bill of Sale”) as a capital contribution to Leasing LP (of which 0.001% of such contribution shall be made to Leasing LP on behalf of Leasing GP).
          7. UCI will convey a limited partner interest in OLP with a value equal to 2% of the equity of MLP immediately after the Closing Date (as defined below) (the “Interest”) to GP as a capital contribution (of which 0.001% of such conveyance will be made to GP on behalf of GP LLC).
          8. GP will contribute the Interest to MLP in exchange for (a) a continuation of its 2% general partner interest in MLP and (b) the issuance of the IDRs of the MLP.
          9. UCI will contribute its remaining limited partner interest in OLP and its member interest in OLP GP to MLP in exchange for (a) 825,000 Common Units in MLP (the “UCI Common Units”) and (b) 6,325,000 Subordinated Units in MLP (the “UCI Subordinated Units”).
          10. MLP will redeem and cancel the UCI MLP Interest in exchange for $980 payable to UCI and MLP shall distribute $20 to the GP.
          11. The public, through the Underwriters, will contribute $132,825,000 in cash, less the net amount of $9,133,625 payable to the Underwriters after taking into account the Underwriters’ discount of $8,633,625 (the “Spread”) and the financial advisory fee payable to the Underwriters of $500,000 (the “Fee”), in exchange for 6,325,000 Common Units in MLP (the “Underwritten Units”).

          12. MLP will (a) pay transaction expenses associated with the transactions contemplated by this Agreement in the amount of approximately $3.0 million (exclusive of the Spread and the Fee) and (b) contribute $120,691,375 in cash to OLP as a capital contribution (of which 0.001% of such contribution will be made to OLP on behalf of OLP GP) (the “Contributed Cash”).
          13. OLP will borrow $125.0 million ($123.90 million net of financing fees) from lenders pursuant to the UCOP Credit Agreement (the “New UCOP Debt”).
          14. OLP will use the Contributed Cash and the New UCOP Debt to retire and repay the Assumed Debt.
          15. UCI will contribute its limited partner interest in the GP to LP LLC as a capital contribution.
          16. UCI will contribute the UCI Common Units and the UCI Subordinated Units to MLP LP LLC as a capital contribution.
          17. MLP shall redeem from MLP LP LLC 825,000 Common Units in exchange for a payment of $16,198,875 (the “Redemption Price”).
          18. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and as contained in this Agreement.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Terms. The following capitalized terms shall have the meanings given below.
          (a) “Acquisition” means the consummation of the transactions contemplated by the terms of this Agreement.
          (b) “Agreement” means this Contribution, Conveyance and Assumption Agreement.
          (c) “Closing Date” has the meaning assigned to such term in the Partnership Agreement.
          (d) “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
          (e) “Compression Equipment” means natural gas compressor units, together with any tangible components thereof, all related appliances, parts, accessories, appurtenances, accessions, additions, improvements and replacements thereto, all other equipment or components of any nature from time to time incorporated or installed therein and all substitutions for any of the foregoing.
          (f) “UCOP Credit Agreement” means that certain $225.0 million senior secured revolving credit agreement of even date herewith, among OLP, MLP, Wachovia Bank, National Association, Deutsche Bank Trust Company Americas, Fortis, Capital Corp., Wells Fargo Bank, National Association and the other lenders party thereto.
          (g) “Effective Time” shall mean 12:01 a.m. New York, New York time on October 20, 2006.
          (h) “GE Contract” means that certain agreement by and between UCI and Dominion Exploration & Production for the provision of compression services in Sutton County, Texas, utilizing Compression Equipment owned by General Electric Capital.
          (i) “IDRs” means “Incentive Distribution Rights” as such term is defined in the Partnership Agreement.
          (j) “MLP” has the meaning assigned to such term in the opening paragraph of this Agreement.
          (k) “Offering” means the initial public offering by MLP of Common Units.
          (l) “Omnibus Agreement” has the meaning assigned to such term in the Partnership Agreement.
          (m) “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Universal Compression Partners, L.P. dated as of October 20, 2006.
          (n) “Partnership Group” has the meaning assigned to such term in the Omnibus Agreement.
          (o) “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-135351) filed by MLP relating to the Offering.
          (p) “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.
          (q) “UCI Credit Agreement” means that certain $650.0 million senior secured credit agreement, dated as January 14, 2005, among UCI, Universal Compression Holdings, Inc., UC Canadian Partnership Holdings Company, Wachovia Bank, National Association, Congress Financial Corporation (Canada), JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., The Bank of Nova Scotia and The Royal Bank of Scotland plc and the other lenders signatory thereto.

          (r) “Underwriters” means Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc.
ARTICLE II
CONTRIBUTIONS, CONVEYANCES, ACKNOWLEDGMENTS AND DISTRIBUTIONS
     2.1 Contribution of Purchase Cash to OLP. UCI hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to OLP, its successors and assigns, for its own use forever, all right, title and interest in and to a right to receive the Purchase Cash as a capital contribution (of which 0.001% of such contribution is being made on behalf of OLP GP). OLP hereby accepts such Purchase Cash as a contribution to the capital of OLP.
     2.2 Contribution of Purchase Cash to Leasing LP. OLP hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to Leasing LP, its successors and assigns, for its own use forever, all right, title and interest in and to a right to receive the Purchase Cash as a capital contribution (of which 0.001% of such contribution is being made on behalf of Leasing GP). Leasing LP hereby accepts such Cash Contribution as a contribution to the capital of Leasing LP.
     2.3 Conveyance of UCO 2005 Compression Equipment and UCO 2005 CSAs to Leasing LP. UCO 2005 hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to Leasing LP, its successors and assigns, for its own use forever, all right, title and interest in and to the UCO 2005 Compression Equipment and the UCO 2005 CSAs in exchange for a right to receive the Purchase Cash. Leasing LP hereby accepts the UCO 2005 Compression Equipment and assumes the UCO 2005 CSAs. The transfer of the UCO 2005 Compression Equipment from UCO 2005 to Leasing LP and the assumption of the UCO 2005 CSAs by Leasing LP from UCO 2005 shall be further evidenced by the execution and delivery by UCO 2005 and Leasing LP of the UCO 2005 Bill of Sale.
     2.4 Distribution of UCO 2005 CSAs to OLP. Leasing LP hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to OLP, their successors and assigns, for its own use forever, all right, title and interest in and to the UCO 2005 CSAs (of which 0.001% of such distribution is being made on behalf of Leasing GP). OLP hereby assumes the UCO 2005 CSAs as a distribution from Leasing LP. The distribution of the UCO 2005 CSAs from Leasing LP to OLP shall be further evidenced by the execution and delivery by Leasing LP and OLP of the Leasing LP Bill of Sale.
     2.5 Contribution of UCI MLP Compression Equipment to OLP and Assumption of UCI MLP CSAs, GE Contract and Assumed Debt by OLP. UCI hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to OLP, its successors and assigns, for its own use forever, all right, title and interest in and to the UCI MLP Compression Equipment, the UCI MLP CSAs and the GE Contract as a capital contribution (of which 0.001% of such contribution is being made on behalf of OLP GP) and in exchange for OLP’s assumption of the Assumed Debt. OLP hereby accepts the UCI MLP Compression Equipment and assumes the UCI MLP CSAs, the GE Contract and the Assumed Debt. The transfer of the UCI MLP Compression Equipment from UCI to OLP and the assumption of the UCI MLP CSAs and the Assumed Debt by OLP by OLP from UCI shall be further evidenced by the execution and delivery by UCI and OLP of the UCI Bill of Sale.
     2.6 Contribution of UCI MLP Compression Equipment to Leasing LP. OLP hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to Leasing LP, its successors and assigns, for its own use forever, all right, title and interest in and to the UCI MLP Compression Equipment as a capital contribution (of which 0.001% of such contribution is being made on behalf of Leasing GP). The transfer of the UCI MLP Compression Equipment from OLP to Leasing LP shall be further evidenced by the execution and delivery by OLP and Leasing LP of the OLP Bill of Sale.
     2.7 Contribution of the Interest to GP. UCI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interest (of which 0.001% of such contribution is being made on behalf of GP LLC), as a capital contribution. GP hereby accepts the Interest as a contribution to the capital of GP.
     2.8 Contribution of the Interest by GP to MLP. GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interest, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in MLP and (b) the issuance by MLP of the IDRs. MLP hereby accepts the Interest as a contribution to the capital of MLP.
     2.9 Contribution of Remaining Interests in OLP and OLP GP to MLP. UCI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to its limited partner interest in OLP and its member interests in OLP GP in exchange for (a) the issuance by MLP of the UCI Common Units and (b) the issuance by MLP of the UCI Subordinated Units. MLP hereby accepts such partner interests in OLP and such member interests in OLP GP as a contribution to the capital of MLP.
     2.10 Redemption of Initial MLP Interests; Distribution to GP. MLP hereby redeems from UCI and retires the UCI MLP Interest in exchange for a payment in cash to UCI equal to $980.00. MLP hereby distributes $20.00 in cash to GP.
     2.11 Public Cash Contribution. The Parties acknowledge a capital contribution by the public through the Underwriters to MLP of $132,825,000 in cash ($123,691,375 net to MLP after taking into account the Spread and the Fee) in exchange for the Underwritten Units.
     2.12 Payment of Transaction Costs. The Parties acknowledge (a) the payment by MLP, in connection with the Acquisition, of transaction expenses in the amount of approximately $3.0 million (exclusive of the Spread and the Fee) and (b) the contribution by MLP of the Contributed Cash to OLP (of which 0.001% is being contributed on behalf of OLP GP) as a capital contribution.
     2.13 Incurrence of New UCOP Debt by OLP. The Parties acknowledge the incurrence of the New UCOP Debt by OLP.

     2.14 Repayment of Assumed Debt by OLP. The Parties acknowledge the repayment of the Assumed Debt by OLP with the proceeds of the New UCOP Debt and the Contributed Cash.
     2.15 Payment of Purchase Cash to OLP. UCI hereby pays the Purchase Cash to OLP.
     2.16 Payment of Purchase Cash to Leasing LP. OLP hereby pays the Purchase Cash to Leasing LP.
     2.17 Payment of Purchase Cash to UCO 2005. Leasing LP pays the Purchase Cash to UCO 2005.
     2.18 Contribution of Limited Partner Interest in GP by UCI to LP LLC. UCI hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to LP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to its limited partner interest in GP, as a capital contribution. LP LLC hereby accepts such limited partner interest as a contribution to the capital of LP LLC.
     2.19 Contribution of UCI Common Units and UCI Subordinated Unit by UCI to MLP LP LLC. UCI hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to MLP LP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to the UCI Common Units and the UCI Subordinated Units, as a capital contribution. MLP LP LLC hereby accepts such UCI Common Units and UCI Subordinated Units as a contribution to the capital of MLP LP LLC.
     2.20 Redemption of Common Units. MLP hereby redeems 825,000 Common Units held by MLP LP LLC in exchange for a payment of the Redemption Price.
ARTICLE III
ADDITIONAL TRANSACTIONS
     3.1 Proration of 2006 Ad Valorem Taxes. Ad valorem taxes relating to the UCO 2005 MLP Compression Equipment and the UCI MLP Compression Equipment for the 2006 year shall be prorated on a daily basis between MLP and UCO 2005 and UCI, as applicable, with UCO 2005 and UCI responsible for the prorated portion of such taxes for the period up to and including the Closing Date and MLP responsible for the prorated portion of such taxes after the Closing Date. The party that receives the ad valorem tax billing (the “Billed Party”) shall provide a copy of such billing to the other party together with a calculation of the prorated ad valorem taxes owed by each party. The party that did not receive the ad valorem tax billing shall pay its prorated portion of the ad valorem taxes to the Billed Party prior to the due date of such taxes and the Billed Party shall be responsible for the timely payment of the ad valorem taxes to the taxing authorities.

ARTICLE IV
TITLE MATTERS
     4.1 Encumbrances.
          (a) Except to the extent provided in any other document executed in connection with this Agreement or the Offering, the contribution and conveyance (by operation of law or otherwise) of the various physical assets owned as reflected in this Agreement (collectively, the “Assets”) are made expressly subject to all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdictions over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.
          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.
     4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
          (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE EXHIBITS HERETO AND THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE EXHIBITS HERETO AND THE OMNIBUS

AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE EXHIBITS HERETO AND THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE EXHIBITS HERETO AND THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE EXHIBITS HERETO AND THE OMNIBUS AGREEMENT.
          (b) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.
          (c) Each of the Parties agrees that the disclaimers contained in this 4.2 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “grant,” “convey,” “bargain,” “sell,” “assign,” “transfer,” “deliver,” or “set over” or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

          (d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.
ARTICLE V
FURTHER ASSURANCES
          From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.
ARTICLE VI
EFFECTIVE TIME
          Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of ARTICLE II or ARTICLE III of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of ARTICLE II and ARTICLE III of this Agreement shall be effective and operative in accordance with ARTICLE VII, without further action by any party hereto.
ARTICLE VII
MISCELLANEOUS
     7.1 Order of Completion of Transactions. The transactions provided for in ARTICLE II and ARTICLE III of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in ARTICLE II shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in ARTICLE II, the transactions, if they occur, provided for in ARTICLE III shall be completed.
     7.2 Costs. Except for the transaction costs set forth in Section 2.12 and the payment of any ad valorem taxes pursuant to Section 3.3, OLP shall pay all expenses, fees and costs, including but not limited to, all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, transfer, and conveyance taxes and fees required in connection therewith. In addition, OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article 5.
     7.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     7.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     7.5 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     7.6 Counterparts. This Agreement may be executed in any number of counterparts, including facsimile counterparts, all of which together shall constitute one agreement binding on the parties hereto.
     7.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.
     7.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     7.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.
     7.10 Integration. This Agreement, the Exhibits attached hereto and the instruments referenced herein supersede all previous understandings or agreements among the Parties,

whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.
     7.11 Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “bill of sale” or “assignment” of the assets and interests referenced herein.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

UNIVERSAL COMPRESSION PARTNERS, L.P.

By:	UCO General Partner, LP, its general
partner

By:	UCO GP, LLC,
its general partner

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UC OPERATING PARTNERSHIP, L.P.

By:	UCLP OLP GP LLC, its
general partner

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCO GP, LLC

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCO GENERAL PARTNER, LP

By:	UCO GP, LLC, its
general partner

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President
Signature Page to Contribution, Conveyance and Assumption Agreement

UNIVERSAL COMPRESSION, INC.

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCO COMPRESSION 2005 LLC

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCLP LEASING, L.P.

By:	UCLP Leasing GP LLC, its
general partner

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCLP OLP GP LLC

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President

UCLP LEASING GP LLC

By:	/s/ J. Michael Anderson

Name:	J. Michael Anderson
Title:	Senior Vice President
Signature Page to Contribution, Conveyance and Assumption Agreement

UCI MLP LP LLC

By:	/s/ Pamela A. Jasinski

Name:	Pamela A. Jasinski
Title:	Manager

UCI GP LP LLC

By:	/s/ Pamela A. Jasinski

Name:	Pamela A. Jasinski
Title:	Manager
Signature Page to Contribution, Conveyance and Assumption Agreement